DEBT	12 Months Ended
Dec. 31, 2021
Borrowings [abstract]
DEBT [Text Block]

5. DEBT

On December 31, 2020, the Company's subsidiary entered into a credit agreement for a secured project financing facility (the "facility") for the Las Chispas Project of up to $120,000. The Company drew $30,000 on December 31, 2020, as required, and made drawdowns of $30,000 on both August 31, 2021 and December 30, 2021. The remaining $30,000 is available until August 31, 2022.

All amounts borrowed under the facility are due on December 31, 2024. The Company may voluntarily prepay amounts borrowed under the facility but would incur fees of 3.0% or 1.5% of the prepaid principal amount if prepaid before December 31, 2023 or December 31, 2024, respectively. During 2021, the Company did not prepay any borrowed amounts.

Amounts borrowed under the facility incur interest at a rate of 6.95% per annum plus the greater of either 3-month LIBOR (or agreed upon equivalent) or 1.5%. Interest is payable quarterly, and the Company has the option to defer interest payments until after the availability period which, subject to the draw-down schedule noted above, is December 31, 2020 to August 31, 2022. During 2021, the Company did not exercise its option to defer interest payments and made interest payments of $3,436.

In August 2020, the IASB issued Interest Rate Benchmark Reform - Phase 2, which amends IFRS 9 - Financial Instruments, and addresses how to account for changes in contractual cash flows that may result due to the transition from LIBOR to alternative interest rate benchmarks. At December 31, 2021, the Company and the lender had not agreed upon an equivalent benchmark to 3-month LIBOR. The Company anticipates a replacement benchmark will be determined in 2022. However, once a new benchmark is agreed upon, the Company may be required to re-estimate the contractual cash flows based on a new effective interest rate which could result in an adjustment to the carrying value of the debt.

All debts under the facility are guaranteed by the Company and its subsidiaries and secured by the assets of the Company and pledges of the securities of the Company's subsidiaries. In connection with the facility, the Company must also maintain a certain working capital ratio and adhere to other non-financial covenants. As at December 31, 2021, the Company was in compliance with these covenants.

The debt has been recorded at amortized cost, net of transaction costs, and will be accreted to face value over the life of the debt using the effective interest rate method. During 2021, interest cost recorded on the facility of $3,703 was capitalized to mineral property.

The Company paid a 3% arrangement fee of $3,600 on December 31, 2020 of which $900 was recorded as a transaction cost and $2,700 was recorded as a prepaid expense, in proportion to the amount of debt drawn on the facility. The Company also incurred $531 in related transaction costs of which $133 was recorded as a transaction cost and $398 was recorded as a prepaid expense (on the same pro rata basis). During 2021, the Company recorded transaction costs of $2,066 in proportion to the amount of debt drawn on the facility.

A summary of debt transactions is as follows:

	2021	2020
Balance, beginning of year	$28,967	$-
Drawdown	60,000	30,000
Interest expense (capitalized to mineral property, plant and equipment)	3,703	-
Interest payment	(3,436)	-
Transaction costs	(2,066)	(1,033)
Balance, end of year	$87,168	$28,967